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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Date of Report: June 28, 2002

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 000-28393

eCollege.com

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	84-1351729 (I.R.S. Employer Identification No.)

10200 A East Girard Avenue
Denver, Colorado 80231
(Address of principal executive offices)

Registrant's telephone number, including area code (303) 873-7400

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Item 4. Changes in Registrant's Certifying Accountant.

At the direction of the Board of Directors of eCollege.com (the "Company"), acting upon the recommendation of its Audit Committee, on June 28, 2002, the Company dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants.

Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as discussed in the following sentence. Arthur Andersen's report for the years ended December 31, 2001 and 2000 was modified with respect to a change in accounting principle. Effective January 1, 2000, the Company changed its method of accounting for certain revenue.

During the Company's two most recent fiscal years ended December 31, 2001 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such fiscal years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the period set forth in the preceding sentence.

The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated July 1, 2002, to the U.S. Securities and Exchange Commission stating its agreement with our above statements.

Also, at the direction of the Board of Directors of the Company, acting upon the recommendation of its Audit Committee, on June 28, 2002, the Company engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. The Company will seek shareholder ratification at the Company's 2002 Annual Meeting of Shareholders scheduled to be held on August 14, 2002. During the Company's two most recent fiscal years and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

c) Exhibits. The following exhibits are filed with this report.
Exhibit Number	Description
16	Letter from Arthur Andersen LLP to the U.S. Securities and Exchange Commission dated July 1, 2002

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 1, 2002	eCollege.com
By: /s/Oakleigh Thorne Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
16	Letter from Arthur Andersen LLP to the U.S. Securities and Exchange Commission dated July 1, 2002

Exhibit 16.1

July 1, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner and manager on the audits of the financial statements of this registrant for the two most recent fiscal years. Those individuals are no longer with Arthur Andersen LLP. We have read paragraphs one through four of Item 4 included in the Form 8-K dated July 1, 2002 of eCollege.com to be filed with the U.S. Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours:

/s/ Arthur Andersen LLP
Arthur Andersen LLP
Copy to:	Oakleigh Thorne Chairman of the Board of Directors eCollege.com